UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2008
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On January 30, 2008, Starbucks Corporation (the “Company”) issued an earnings release announcing its financial results for the quarter ended December 30, 2007. A copy of the earnings release is attached as Exhibit 99.1.

Item 8.01.	Other Events.
     On January 30, 2008, the Company announced that its Board of Directors had authorized the repurchase by the Company of up to an additional 5 million shares of its common stock. The announcement was contained in the earnings release attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings release of Starbucks Corporation dated January 30, 2008 for the quarter ended December 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION
Dated: January 30, 2008	By:	/s/ Peter J. Bocian
Peter J. Bocian
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings release of Starbucks Corporation dated January 30, 2008 for the quarter ended December 30, 2007